UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2003 (June 30, 2003)

American Financial Realty Trust

(Exact Name of Registrant as Specified in Charter)

Maryland	1-31678	02-0604479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1725 The Fairway Jenkintown, PA	19046
(Address of Principal Executive Offices)	(Zip Code)

(215) 887-2280

Registrant’s telephone number, including area code

Explanatory Note

The Registrant hereby amends its Report on Form 8-K, filed with the Securities and Exchange Commission on July 11, 2003, to update and file the financial statements and pro forma financial information required by Item 7 of Form 8-K.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of the business acquired

Report of Independent Auditors

Bank of America Specifically Tailored Transaction

We have audited the accompanying combined statement of revenues and certain expenses of the Bank of America Specifically Tailored Transaction for the year ended December 31, 2002. This combined statement is the responsibility of Bank of America’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the requirements with the rules and regulations of the Securities and Exchange Commission (for inclusion on Form S-11 of American Financial Realty Trust) as described in Note 1 and is not intended to be a complete presentation of the Bank of America Specifically Tailored Transaction‘s revenues and expenses.

In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Bank of America Specifically Tailored Transaction for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

/S/    PRICEWATERHOUSECOOPERS LLP

New York, New York

July 25, 2003

BANK OF AMERICA SPECIFICALLY TAILORED TRANSACTION

COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

For the year ended December 31, 2002

(In thousands)

	Three Months Ended March 31, 2003	Year Ended December 31, 2002
	(unaudited)
Revenues:
Rental income	$3,662	$14,107
Garage	164	601
Other	145	459

Total revenues	3,971	15,167

Expenses:
Utilities	3,990	17,275
Property taxes	3,598	13,681
Insurance	1,105	2,782
Other building operating	1,544	5,878
Cleaning and janitorial	2,826	12,133
Repairs and maintenance	4,488	19,017
Property management fees	1,996	8,084
Ground rent expense	332	1,076

Total expenses	19,879	79,926

Certain expenses in excess of revenues	$15,908	$64,759

See accompanying notes

BANK OF AMERICA SPECIFICALLY TAILORED TRANSACTION

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

Year Ended December 31, 2002

1.    Business and Basis of Presentation

Business

The accompanying combined statement of revenues and certain expenses relates to the operation of 158 properties owned by Bank of America (the “Bank of America Specifically Tailored Transaction”). The Bank of America Specifically Tailored Transaction is expected to be acquired by American Financial Realty Trust (“AFR”).

The Bank of America Specifically Tailored Transaction comprises the following properties:

Property	Address	Location
Harrison Main	204 East Rush	Harrison	AR
Main Annex/ABP	524 Central	Hot Springs	AR
Camelback-Bank of America	1825 E. Buckeye Road	Phoenix	AZ
Camelback Uptown	51 E Camelback Rd	Phoenix	AZ
Catalina-Bank of America	1825 E. Buckeye Road	Phoenix	AZ
Maricopa-Bank of America	1825 E. Buckeye Road	Phoenix	AZ
McDowell-Bank of America	1825 E. Buckeye Road	Phoenix	AZ
Mesa Main	63 W Main St	Mesa	AZ
South Mountain-Bank of America	1825 E. Buckeye Road	Phoenix	AZ
Auburn	900 High Street	Auburn	CA
Bixby-Atlantic	3804 Atlantic Avenue	Long Beach	CA
Calwa	2611 South Cedar Avenue	Fresno	CA
Cedar & Shields	3435 N Cedar Ave	Fresno	CA
Coronado	1199 Orange Ave	Coronado	CA
East Baskerfield	1201 Baker Street	Bakersfield	CA
East Compton	518 So. Long Beach Blvd	Compton	CA
Ellinwood Center #300	300 Ellinwood Way	Pleasant Hill	CA
Ellinwood Center #400	400 Ellinwood Way	Pleasant Hill	CA
Ellinwood Center #500	500 Ellinwood Way	Pleasant Hill	CA
El Segundo	835 North Sepulveda Blvd	El Segundo	CA
Escondido Main	220 South Escondido Blvd	Escondido	CA
Fresno Proof/Vault	2111 Tuolumne Street	Fresno	CA
Gardena Main	1450 W Redondo Beach Blvd	Gardena	CA
Glendale Main	345 No Brand Blvd	Glendale	CA
Inglewood Main	330 East Manchester Blvd	Inglewood	CA
Inland Empire Cash Vault	1275 SO Dupont Ave	Ontario	CA
Irvine Industrial	4101 Mac Arthur Blvd	Newport Beach	CA
La Jolla Main	7680 Girard Avenue	La Jolla	CA
Lake & Colorado	880 E Colorado Blvd	Pasadena	CA
Lincoln Heights	2400 North Broadway	Los Angeles	CA
Long Beach Financial	150 Long Beach Blvd	Long Beach	CA
Lynwood	3505 East Imperial Hiway	Lynwood	CA
Merced	710 West Main Street	Merced	CA
North Hollywood	5025 Lankershim BL	North Hollywood	CA
North Sacramento	1830 Del Paso Boulevard	Sacramento	CA
Oak Park	3810 Broadway	Sacramento	CA

BANK OF AMERICA SPECIFICALLY TAILORED TRANSACTION

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES—(Continued)

Year Ended December 31, 2002

Property	Address	Location
Palmdale	839 East Palmdale Blvd	Palmdale	CA
Pico-Vermont	1232 South Vermont Avenue	Los Angeles	CA
Pomona Main	444 South Garey Ave	Pomona	CA
Red Bluff	955 Main Street	Red Bluff	CA
Redding Main	1661 East St/Po Box 2127	Redding	CA
Riverside Main	3650-14th Street	Riverside	CA
Salinas Main	405 Main St.	Salinas	CA
San Bernadino Main	303 North D Street	San Bernardino	CA
Santa Barbara	834 State Street	Santa Barbara	CA
Santa Maria	300 Town Center East	Santa Maria	CA
Sepulveda-Devonshire	10300-10306 Sepul Veda Blvd	Mission Hills	CA
Stockdale	5021 California Avenue	Bakersfield	CA
Stockton Main	110 East Weber Street	Stockton	CA
Sunnyvale Main	444 South Mathilda Ave	Sunnyvale	CA
Torrance Sartori	1255 Sartori Avenue	Torrance	CA
Van Ness & Market	One South Van Ness	San Francisco	CA
Ventura Main	1130 S. Victoria	Ventura	CA
Whittier	7255 South Greenleaf Ave	Whittier	CA
Willow-Daisy	600 West Willow Street	Long Beach	CA
Yuba City	1100 Butte House Rd	Yuba City	CA
Century Park	1000 Century Park Rd.	Tampa	FL
Clermont	690 East Highway 50	Clermont	FL
Cordova	5041 Bayou Blvd.	Pensacola	FL
Deland	230 N. Woodland Blvd.	Deland	FL
Downtown Palmetto	700 8th Avenue West	Palmetto	FL
Gulf to Bay	1640 Gulf to Bay Boulevard	Clearwater	FL
Hallandale Beach	801 E. Hallandale Blvd.	Hallandale	FL
Hollywood/Tyler	1900 Tyler Street	Hollywood	FL
Jacksonville Ops CTR/#100	9000 Southside Blvd.	Jacksonville	FL
Jacksonville Ops Ctr/Garage #2	9000 Southside Blvd	Jacksonville	FL
Jacksonville Ops CTR/#200	9000 Southside Blvd.	Jacksonville	FL
Jacksonville Ops CTR/#300	9000 Southside Blvd.	Jacksonville	FL
Jacksonville Ops CTR/#400	9000 Southside Blvd.	Jacksonville	FL
Jacksonville Ops CTR/#500	9000 Southside Blvd.	Jacksonville	FL
Jacksonville Ops CTR/#600	9000 Southside Blvd.	Jacksonville	FL
Jacksonville Ops CTR/#700	9000 Southside Blvd.	Jacksonville	FL
Jacksonville Ops Ctr/School	9000 Southside Blvd.	Jacksonville	FL
Jacksonville Ops CTR/Daycare	9000 Southside Blvd.	Jacksonville	FL
Lighthouse Point	2850 N. Federal Hwy	Lighthouse Point	FL
Mendham Operations Center	707 Mendham	Orlando	FL
Miami Lakes Operations Center	5875 N.W. 163rd Street	Miami Lakes	FL
North Biscayne	11755 Biscayne Blvd.	North Miami	FL
North Hialeah	1 East 49th Street	Hialeah	FL
Ocala Downtown	35 SE 1st Avenue	Ocala	FL
Plaza	900 S. Federal Hwy	Stuart	FL
Port Charlotte	21175 Olean Blvd.	Port Charlotte	FL

BANK OF AMERICA SPECIFICALLY TAILORED TRANSACTION

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES—(Continued)

Year Ended December 31, 2002

Property	Address	Location
Ridgewood	231 South Ridgewood Dr.	Sebring	FL
San Jose	3535 University Blvd. West	Jacksonville	FL
South Region TPC	17100 N.W. 59th Ave.	Miami Lakes	FL
Spring Park Road/ABP	4800 Spring Park Rd.	Jacksonville	FL
Westshore Mall	100 N. Westshore Blvd.	Tampa	FL
Williams Islands	18305 Biscayne Blvd.	North Miami Beach	FL
Winter Park	750 South Orlando Avenue	Winter Park	FL
Albany Main	128 South Washington Street	Albany	GA
Bull Street	22 Bull Street	Savannah	GA
Cartersville Main	102 East Main Street	Cartersville	GA
Moultrie Main	300 South Main Street	Moultrie	GA
Valdosta Main	106 South Patterson Street	Valdosta	GA
Winder	102 North Broad Street	Winder	GA
Coeur D’alene	401 Front Street	Coeur D’Alene	ID
Bank of America Center	231 S. La Salle Street	Chicago	IL
Mission Facility	9500 Mission Road	Overland Park	KS
Penn Street Facility	501 N. Penn	Independence	KS
Annapolis Church Circle	10 Church Circle	Annapolis	MD
Highlandtown	3415/17 Eastern Avenue	Baltimore	MD
Columbia Facility	800 Cherry Street	Columbia	MO
Concord Village	5353 S. Lilndbergh Blvd.	St. Louis	MO
Downtown Facility	210 West 8th Street	Rolla	MO
Florissant Facility	880 Rue St. Francois	Florissant	MO
Hampton-Main Facility	4301 Hampton	St. Louis	MO
Independence Square	129 West Lexington	Independence	MO
Lexington Facility	1016 Main Street	Lexington	MO
Mexico Facility	222 South Jefferson	Mexico	MO
Oak Trafficway Facility	8320 N. Oak Trafficway	North Kansas City	MO
Richland Facility	112 McClurg	Richland	MO
South Glenstone Facility	2940 S. Glenstone	Springfield	MO
West Sunshine Facility	710 West Sunshine	Springfield	MO
William Street Facility	2001 William St.	Cape Girardeau	MO
525 N Tryon-Odell	525 N. Tryon St.	Charlotte	NC
Albuquerque Operations Center	725 6th ST. NW	Albuquerque	NM
East Central Facility	4401 Central Avenue NE	Albuquerque	NM
Henderson	107 Water Street	Henderson	NV
Paradise Valley	1077 E. Sahara	Las Vegas	NV
Admiral	5950 E. Admiral Place	Tulsa	OK
Muskogee Main	230 W. Broadway	Muskogee	OK
Aiken Main	167 Laurens Street	Aiken	SC
Murfreesboro Main	120 East Main Street	Murfreesboro	TN
Nashville Operations Building	800 Main Street	Nashville	TN
Aransas Pass	221 South Commercial	Aransas Pass	TX
Brownwood	One Center Avenue	Brownwood	TX
Carrollton	1101 South Josey Lane	Carrollton	TX

BANK OF AMERICA SPECIFICALLY TAILORED TRANSACTION

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES—(Continued)

Year Ended December 31, 2002

Property	Address	Location
Dalhart Banking Center	323 Denver Avenue	Dalhart	TX
Denison	300 West Main	Denison	TX
Dumas Banking Center	501 Bliss	Dumas	TX
Fort Sam Houston	1422 East Grayson Street	San Antonio	TX
Fort Worth East	5651 East Lancaster	Fort Worth	TX
Greenspoint	12400 Interstate 45 North	Houston	TX
Mission	1101 Conway	Mission	TX
Mount Pleasant	302 North Jefferson	Mt. Pleasant	TX
South Austin	2501 South Congress	Austin	TX
Waco	514 Austin Avenue	Waco	TX
Charlottesville	300 East Main Street	Charlottesville	VA
Lynchburg	801 Main Street	Lynchburg	VA
Norton—7th Street	702 Park Avenue NW	Norton	VA
Old Hampton	1 West Queensway	Hampton	VA
Roanoke	302 S. Jefferson Street	Roanoke	VA
South Boston	606 Broad Street	South Boston	VA
Aberdeen Bldg	101 East Market	Aberdeen	WA
Bank of America Financial Ctr	601 W Riverside Ave	Spokane	WA
Bank of America Plaza	820 A Street	Tacoma	WA
Bellingham	112 E Holly Street	Bellingham	WA
Bremerton	1000 6th Street	Bremerton	WA
Forks	481 S Forks Ave	Forks	WA
Moses Lake	103 E 3rd Ave	Moses Lake	WA
N Wenatchee	830 N Wenatchee Ave	Wenatchee	WA
Pasco	350 W Lewis Street	Pasco	WA
Port Angeles	102 E Front Street	Port Angeles	WA
Richland	1007 Knight Street	Richland	WA
Spokane Bankcard Services	1616 S Rustle	Spokane	WA
University	4701 University Way NE	Seattle	WA
Walla Walla	111 W Main Street	Walla Walla	WA
Yakima Valley Bldg	101 N 2nd Street	Yakima	WA

Basis of Presentation

The accompanying combined statement of revenues and certain expenses for the year ended December 31, 2002 was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The combined statement of revenues and certain expenses is not representative of the actual operations of the properties for the period presented nor is it indicative of future operations as certain expenses, consisting of interest expense, leasing commissions, tenant improvements, depreciation, and amortization, which may not be comparable to expenses expected to be incurred by AFR in future operations of the properties, have been excluded.

In the opinion of management, all adjustments considered necessary for a fair presentation have been included.

BANK OF AMERICA SPECIFICALLY TAILORED TRANSACTION

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES—(Continued)

Year Ended December 31, 2002

2.    Significant Accounting Policies

Revenue Recognition

Rental income is recognized on a straightline basis over the terms of the respective lease agreements. Certain tenants are also required to pay percentage rent based on sales above a stated base amount during the lease year. Tenant credit losses are provided for when they become known.

Recoveries

Certain operating expenses incurred in the operations of the properties are recoverable from the tenants. The recoverable amounts are either adjusted periodically on a prospective basis or adjusted annually based on actual expenses incurred. Expense recoveries are recognized as revenue in the period in which the applicable costs are incurred.

Use of Estimates

The preparation of the combined statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.    Tenant Leases

The Bank of America Specifically Tailored Transaction includes leases to office and retail tenants under non-cancellable lease agreements with terms ranging from 1 to 15 years. The leases generally provide for fixed annual minimum rents, contingent rents based on sales volume and recoveries of certain operating expenses. Approximate annual future minimum rental commitments to be received from executed operating leases as of December 31, 2002, exclusive of expense recoveries and contingent rents, are as follows (in thousands):

Year Ending December 31,
2003	$13,797
2004	12,195
2005	10,953
2006	9,916
2007	8,738
Thereafter	27,775

BANK OF AMERICA SPECIFICALLY TAILORED TRANSACTION

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES—(Continued)

Year Ended December 31, 2002

4.    Ground Leases

Certain properties in the Bank of America Specifically Tailored Transaction are subject to ground lease agreements with current terms ranging from 3 to 50 years (50 to 70 years assuming exercise of all extension options). The leases generally provide for fixed annual minimum rents and payment by the lessee of all related operating expenses including real estate taxes and insurance. Approximate annual future minimum rental commitments to be paid pursuant to the ground leases as of December 31, 2002 are as follows (in thousands):

Year ending December 31,
2003	$704
2004	704
2005	698
2006	681
2007	657
Thereafter	42,508

5.    Related Party Transactions

Insurance expense incurred by Bank of America under its self-insurance program is allocated by Bank of America to the Bank of America Specifically Tailored Transaction based on the size and type of each individual property.

Security expense incurred by Bank of America under its master security agreement is allocated to the Bank of America Specifically Tailored Transaction based on the actual cost incurred on behalf of each individual property as billed by the service provider.

Bank of America occupies approximately 5.7 million square feet representing approximately 71% of the Bank of America Specifically Tailored Transaction net rentable area as of December 31, 2002. No revenue attributable to the space occupied by Bank of America, and used for their own operations, is included in the combined statement of revenues and certain expenses. Subsequent to the acquisition of the properties by AFR the parties will enter into a separate lease agreement for the space occupied by Bank of America. Bank of America Corporation will unconditionally guarantee the obligations of its wholly owned subsidiary, Bank of America, N.A., under this lease agreement.

(b) Pro forma financial information

UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial information sets forth:

•	the historical financial information as of June 30, 2003 and for the six months ended June 30, 2003 derived from our unaudited financial statements;

•	adjustments to give effect to our recently completed transactions as of June 30, 2003, including our initial public offering;

•	adjustments to give effect to our acquisitions under contract as of June 30, 2003; and

•	our pro forma, as adjusted, unaudited consolidated balance sheet as of June 30, 2003 and the pro forma, as adjusted, unaudited consolidated combined statement of operations of us and our predecessor entities for the six months ended June 30, 2003 as adjusted to give effect to our recently completed transactions, including our initial public offering, and acquisitions under contract.

The unaudited pro forma adjustments and eliminations are based on available information and upon assumptions that we believe are reasonable. The unaudited pro forma financial information assumes that the transactions were completed as of June 30, 2003 for purposes of the unaudited pro forma consolidated balance sheet and as of the first day of the period presented for purposes of the unaudited pro forma consolidated statements of operations.

Unaudited Pro Forma Consolidated Balance Sheet

(in thousands, except per share data)

	June 30, 2003
	Historical Company	Adjustments for Completed Transactions		Pro Forma for Completed Transactions	Adjustments for Acquisitions Under Contract		Other Adjustments		Pro Forma as Adjusted
	(A)
Assets:
Real estate investments, at cost
Land	$223,051	$260	(B)	$223,311	$24,380	(D)	$—		$247,691
Buildings and improvements	1,043,353	1,270	(B)	1,044,623	127,106	(D)	—		1,171,729
Equipment and fixtures	175,070	208	(B)	175,278	19,502	(D)	—		194,780
Leasehold interests	4,273	—		4,273	—		—		4,273

Total real estate investments, at cost	1,445,747	1,738		1,447,485	170,988		—		1,618,473
Less: Accumulated depreciation	(27,907)	—		(27,907)	—		—		(27,907)

Real estate investments, net	1,417,840	1,738		1,419,578	170,988		—		1,590,566
Cash and cash equivalents	394,348	(1,741	)(C)	392,607	(183,171	)(E)	—		209,436
Restricted cash	20,875	—		20,875	—		—		20,875
Marketable investments	8,932	—		8,932	—		—		8,932
Accrued interest on residential mortgage-backed securities portfolio	10,422	—		10,422	—		—		10,422
Accounts receivable	5,822	—		5,822	—		—		5,822
Accrued rental income	5,504	—		5,504	—		—		5,504
Prepaid expenses and other assets	9,232	—		9,232	—		—		9,232
Notes receivable	688	—		688	—		—		688
Assets held for sale	15,315	—		15,315	—		—		15,315
Intangible assets, net	127,813	3	(B)	127,816	12,183	(D)	—		139,999
Deferred costs	15,680	—		15,680	—		—		15,680

Total assets	$2,032,471	$—		$2,032,471	$—		$—		$2,032,471

Liabilities and Shareholders’ Equity:
Mortgage notes payable	$430,177	$—		$430,177	$—		$—		$430,177
Other long-term debt	400,000	—		400,000	—		—		400,000

Total debt	830,177	—		830,177	—		—		830,177
Accounts payable	2,457	—		2,457	—		—		2,457
Accrued expenses and other liabilities	8,758	—		8,758	—		—		8,758
Dividends payable	12,061	—		12,061	—		—		12,061
Value of assumed lease obligations, net	49,312	—		49,312	—		—		49,312
Deferred revenue	45,099	—		45,099	—		—		45,099
Tenant security deposits	866	—		866	—		—		866

Total liabilities	948,730	—		948,730	—		—		948,730
Minority interest	33,521	—		33,521	—		—		33,521
Shareholders’ equity
Common shares, $.001 par value, 500,000,000 shares authorized, 107,806,509 shares issued and outstanding, as adjusted	106	—		106	—		1	(F)	107
Capital contributed in excess of par	1,085,093	—		1,085,093	—		14,262	(F)	1,099,355
Deferred compensation	(1,534)	—		(1,534)	—		(14,263	)(F)	(15,797)
Retained earnings (accumulated deficit)	(31,532)	—		(31,532)	—		—		(31,532)
Accumulated other comprehensive loss	(1,913)	—		(1,913)	—		—		(1,913)

	1,050,220	—		1,050,220	—		—		1,050,220

Total liabilities and shareholders’ equity	$2,032,471	$—		$2,032,471	$—		$—		$2,032,471

Unaudited Pro Forma Consolidated Statements of Operations

For the Six Month Period Ended June 30, 2003

(in thousands, except per share data)

	Historical			Adjustments for Completed Transactions		Pro Forma for Completed Transactions	Historical Acquisitions Under Contract		Other Adjustments		Pro Forma as Adjusted
	Company	Completed Transactions
Revenues:	(G)
Rental income	$28,573	$7,729	(H)	$31,287	(I)	$67,589	$2,070	(M)	$5,882	(N)	$75,541
Operating expense reimbursements	4,994	—		29,480	(I)	34,474	1,104	(M)	152	(N)	35,730
Interest income	1,157	—		—		1,157	—		—		1,157
Other operating income	209	618	(H)	—		827	—		—		827

Total revenues	34,933	8,347		60,767		104,047	3,174		6,034		113,255

Expenses:
Property operating expenses	7,841	39,876	(H)	101	(I)	47,818	1,511	(M)	—		49,329
General and administrative expenses	8,317	—		—		8,317	—		6,444	(O)	14,761
Interest expense on mortgages and other debt	10,355	—		10,833	(J)	21,188	—		—		21,188
Depreciation and amortization	14,697	—		16,887	(K)(L)	31,584	—		4,442	(P)(Q)	36,026

Total expenses	41,210	39,876		27,821		108,907	1,511		10,886		121,304

Income (loss) before investment income and expenses, realized gains on sales of properties and investments, minority interest and discontinued operations	(6,277)	(31,529)		32,946		(4,860)	1,663		(4,852)		(8,049)

Interest income from residential mortgage-backed securities	9,016	—		(14,838)		(5,822)	—		—		(5,822)
Interest expense on reverse repurchase agreements	4,355	—		(5,172)		(817)	—		—		(817)

Net interest income on residential mortgage-backed securities	4,661	—		(9,666)		(5,005)	—		—		(5,005)

Gain (loss) on sale of properties, net of income tax expense	—	—		—		—	—		—		—
Realized loss on sale of investments	(9,241)	—		—		(9,241)	—		—		(9,241)

Income (loss) from continuing operations before minority interest	(10,857)	(31,529)		23,280		(19,106)	1,663		(4,852)		(22,295)
Minority interest	1,064	2,992		(2,209)		1,847	(66)		(896	)(R)	885

Income (loss) from continuing operations	$(9,793)	$(28,537)		$21,071		$(17,259)	$1,597		$(5,748)		$(21,410)

Basic earnings (loss) per share from continuing operations	$(0.23)										$(0.20)

Diluted earnings (loss) per share from continuing operations	$(0.23)										$(0.20)

Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(dollar amounts in thousands)

1.	Adjustments to the Pro Forma Consolidated Balance Sheet

(A)	Reflects our historical balance sheet as of June 30, 2003.

Our initial public offering closed on June 30, 2003. Proceeds are calculated as follows:

Gross Proceeds	$801,781
Less: Underwriting Discounts, Commissions and Other Transaction Costs and Proceeds	(60,265)

$741,516

(B)	Reflects the allocation of our purchase price in each completed transaction to the acquired assets based on their respective fair values.

Above-market and below-market in-place lease values for owned properties are recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of fair market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable term of the lease. The capitalized above-market lease values are amortized as a reduction of rental income over the remaining non-cancelable terms of the respective leases. The capitalized below-market lease values (presented in the accompanying balance sheet as value of assumed lease obligations) are amortized as an increase to rental income over the initial term and any fixed-rate renewal periods in the respective leases.

Leasehold interest assets and liabilities are recorded based on the present value of the difference between (i) management’s estimate of the sublease income expected to be earned over the non-cancelable lease term based on contractual or probable rental amounts and (ii) contractual amounts due under the corresponding operating leases assumed. Amounts allocated to leasehold interests, as an indicator of their respective fair values, are amortized on a straightline basis over the remaining lease term.

The aggregate value of other intangible assets acquired is measured based on the difference between (i) the property valued with existing in-place leases adjusted to market rental rates and (ii) the property valued as if vacant. We utilize independent appraisals or management’s estimates to determine the respective property values. Management’s estimates of value are made using methods similar to those used by independent appraisers. Factors considered by management in their analysis include an estimate of carrying costs during the expected lease-up periods considering current market conditions, and costs to execute similar leases. In estimating carrying costs, management includes real estate taxes, insurance and other operating expenses and estimates of lost rentals at market rates during the expected lease-up periods, which primarily range from six to 24 months. Management also estimates costs to execute similar leases including leasing commissions, legal and other related expenses.

The total amount of other intangible assets acquired is further allocated to in-place lease values and customer relationship intangible values based on management’s evaluation of the specific characteristics of each tenant’s lease and our overall relationship with that respective tenant. Characteristics considered by management in allocating these values include the nature and extent of our existing business relationships with the tenant, growth prospects for developing new business with the tenant, the tenant’s credit quality and expectations of lease renewals, among other factors.

The value of in-place leases is amortized to expense over the initial term of the respective leases, primarily ranging from five to 20 years. The value of customer relationship intangibles is amortized to expense over the initial term and any renewal periods in the respective leases, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should a tenant terminate its lease, the unamortized portion of the in-place lease value and customer relationship intangibles would be charged to expense.

Amounts allocated to land, buildings, tenant improvements, equipment and fixtures are based on cost segregation studies performed by independent third parties or on management’s analysis of comparable properties in the existing portfolio. Depreciation is computed using the straightline method over the estimated life of 40 years for buildings, five to seven years for building equipment and fixtures, and the lesser of the useful life or the remaining lease term for tenant improvements.

In making estimates of fair values for purposes of allocating purchase price, management utilizes a number of sources, including independent appraisals that may be obtained in connection with the acquisition or financing of the respective property and other market data. Management also considers information obtained about each property as a result of its pre-acquisition due diligence, marketing and leasing activities in estimating the fair value of the tangible and intangible assets acquired.

				Intangible Assets
Seller	Land	Buildings and Improvements	Equipment and Fixtures	Value of In-place Leases	Customer Relationship	Above Market Leases	Below Market Leases	Total Purchase Price
Bank of America—small office	$260	$1,270	$208	$3	$—	$(1)	$(1)	$1,741

(1)	Acquired in-place leases were at a market rate.

Notes to Pro Forma Consolidated Financial Statements (Unaudited)—(Continued)

(dollar amounts in thousands)

(C)	Reflects the use of cash to fund the purchase price for completed transactions.

(D)	Reflects our estimated allocation of the purchase price for acquisitions under contract to the acquired assets and liabilities assumed based on their respective fair values using the methodology set forth in note (B).

				Intangible Assets
Seller	Land	Buildings and Improvements	Equipment and Fixtures	Value of In-place Leases		Customer Relationship		Above Market Leases		Below Market Leases		Total Purchase Price
Wachovia Bank—branches	$672	$3,268	$537	$—	(2)	$—	(2)	$—	(2)	$—	(2)	$4,477
Pitney Bowes—Bank of America branches	10,869	57,716	8,695	1,860		5,582		—	(1)	—	(1)	84,722
Wachovia Bank—small office	462	2,248	370	—	(2)	—	(2)	—	(2)	—	(2)	3,080
Citigroup—branches(3)	1,676	8,155	1,340	—	(2)	—	(2)	—	(2)	—	(2)	11,171
Pitney Bowes—KeyBank—branches	3,847	20,261	3,077	1,091		1,092		—	(1)	—	(1)	29,368
First States Wilmington, L.P.—large office	6,854	35,458	5,483	1,007		1,551		—	(1)	—	(1)	50,353

Total	$24,380	$127,106	$19,502	$3,958		$8,225		$—		$—		$183,171

(1)	Acquired in-place leases will be at a market rate.
(2)	These properties will not be subject to existing leases at acquisition.
(3)	We will also acquire leasehold interests in 17 properties and assume the seller’s obligations under these operating leases. The operating lease obligations are assumed to be at market rates.

(E)	Reflects the use of cash to fund the estimated purchase price for properties under contract.

(F)	In connection with our initial public offering, we awarded 1,141,000 restricted shares to members of our senior management at the offering price of $12.50 per restricted share on July 1, 2003.

Number of restricted shares to be awarded	1,141,000
Estimated offering price	$12.50

Deferred compensation	$14,263

2.	Adjustments to the Pro Forma Consolidated Statements of Operations—Six Month Period Ended June 30, 2003

(G)	Reflects our historical results of operations for the six month period ended June 30, 2003.

(H)	Reflects the historical results of operations for properties acquired by us in completed transactions. A significant number of the properties that we acquired were used by the sellers in their own operations and were not available for lease or held as rental properties prior to our purchase.

Seller	Date Acquired	Rental Income		Other Operating Income	Property Operating Expenses
Dana Commercial Credit—large office(1)	Jan. 2003	$—		$—	$—
Wachovia Bank—branches(2)	Feb. 2003	—		—	5
AmSouth Bank—branch(3)	Feb. 2003	—		—	1
Wachovia Bank—branches(3)	Feb. 2003	—		—	5
Bank of America—small office(2)	Mar. 2003	—		—	16
Pitney Bowes—Wachovia—branches and small/large office(1)	Mar. 2003	—		—	—
Finova Capital—BBIT—branches and small/large office(1)	April 2003	—		—	—
Bank of America—branches(3)	May 2003	—		—	48
Wachovia—branches(2)	May 2003	—		—	10
Wachovia—branches(2)	June 2003	—		—	33
Bank of America—small/large office(4)	June 2003	7,729	(5)	618	39,758

Total		$7,729		$618	$39,876

Notes to Pro Forma Consolidated Financial Statements (Unaudited)—(Continued)

(dollar amounts in thousands)

(1)	We entered into amended and restated lease agreements with the existing bank tenants. Under the terms of these net leases, the bank tenants are required to pay all operating expenses of the property. Accordingly, historical operating information was not provided.
(2)	Bank branch or office property used in sellers’ operations prior to our purchase.
(3)	We acquired vacant bank branches from the seller.
(4)	Reflects rental income from third-party tenants prior to this acquisition date. These properties were used in sellers’ operations prior to our purchase.
(5)	Reflects a net decrease of $406 related to the amortization of above-market and below-market leases.

(I)	Reflects the pro forma adjustments to the results of operations for properties acquired by us in completed transactions. For properties that are subject to new leases entered into with the seller, the rental income reflected is the straightline rent that we will record under the terms of these new lease agreements.

Seller	Date Acquired	Rental Income		Operating Expense Reimbursements	Property Operating Expenses
Dana Commercial Credit—large office(1)	Jan. 2003	$355	(2)	$—	$—
Wachovia Bank—branches	Feb. 2003	26	(2)	5	—
AmSouth Bank—branch	Feb. 2003	—		—	—
Wachovia Bank—branches	Feb. 2003	38	(2)	5	—
Bank of America—small office	Mar. 2003	20	(2)	8	—
Pitney Bowes—Wachovia—branches and small/large office	Mar. 2003	4,065	(2)	—	—
Finova Capital—BB&T—branches and small/large office	Apr. 2003	690		—	—
Bank of America—branches	May 2003	—		—	—
Wachovia—branches	May 2003	43	(2)	10	—
Wachovia—branches	June 2003	107	(2)	33	31
Bank of America—small/large office	June 2003	25,877	(2)	29,404	—
Bank of America—small office	July 2003	66	(2)	15	70

Total		$31,287		$29,480	$101

(1)	Under the terms of our net lease with Bank of America, we will receive annual minimum rental payments of approximately $40.4 million from January 2003 through January 2010. From January 2011 through 2022, Bank of America is not required to pay any base rental income (except for a $3.0 million payment with respect to the month of January 2011). Over the life of the lease, Bank of America is permitted to vacate space totaling 50.0% of the value of the portfolio based on the original purchase price paid by Dana Commercial Credit Corporation. The annual rental payments under this lease of $40.4 million are fixed regardless of the square feet leased by Bank of America. If Bank of America does not vacate space as otherwise required under this lease, Bank of America will pay additional rent as provided in the lease agreement for the space it does not vacate. During the 20 year lease term, we will recognize the fixed portion of the rental payments as rental income on a straightline basis without regard to the amount of space occupied and we will recognize additional rent as rental income in the period earned. Including the amortization of our assumed lease obligation, in order to recognize rental income from the assumed leases at a market rental rate, we will recognize minimum rental income of approximately $17.2 million annually.
(2)	Represents rental income from the beginning of the period to the respective dates of acquisition.

(J)	Reflects interest expense, including amortization of financing costs, used to finance the purchase of properties acquired in completed transactions.

Debt Obligation	Amount	Interest Rate	Adjustment
Bridge loan for Dana Commercial Credit	$200,000	3.6%	$160
Bridge loan for Pitney Bowes—Wachovia-branches and small/large office	74,963	3.6	673
Long-term financing for Bank of America—small/large office	400,000	5.0	10,000

Total	$674,963		$10,833

Notes to Pro Forma Consolidated Financial Statements (Unaudited)—(Continued)

(dollar amounts in thousands)

(K)	Reflects depreciation expense on properties acquired in completed transactions. Depreciation expense is calculated using a 40 year life for buildings and permanent structural improvements and a seven year life for non-structural components such as heating and ventilation equipment, carpeting, lighting fixtures, electrical systems, etc.

Seller	Date Acquired	Buildings and Improvements	Equipment	Depreciation Expense
Dana Commercial Credit—large office	Jan. 2003	$213,902	$44,519	$285
Wachovia Bank—branches	Feb. 2003	2,051	337	10
AmSouth Bank—branch	Feb. 2003	190	31	1
Wachovia Bank—branches	Feb. 2003	4,295	706	28
Bank of America—small office	Mar. 2003	537	88	6
Pitney Bowes—Wachovia—branches and small/large office	Mar. 2003	85,304	14,023	1,106
Finova Capital—BB&T—branches and small/large office	Apr. 2003	14,377	2,260	255
Bank of America—branches	May 2003	1,318	217	21
Wachovia Bank—branches	May 2003	757	124	12
Wachovia Bank—branches	June 2003	791	130	16
Bank of America—small/large office	June 2003	558,238	90,982	14,158
Bank of America—small office	July 2003	1,270	208	32

Total		$883,030	$153,625	$15,930

(L)	Reflects amortization expense on intangible assets recorded in completed transactions. The value of in-place leases and the fair value of above-market leases are amortized on a straightline basis over the respective lease terms. The value of customer relationships is amortized on a straightline basis over the respective lease terms plus fixed lease renewal periods.

Seller	Date Acquired	Intangible Assets	Amortization Period	Amortization Expense
Dana Commercial Credit—large office	Jan. 2003	$66,970	20 to 40	$73
Pitney Bowes—Wachovia—branches and small/large office	Mar. 2003	39,454	25	280
Finova Capital—BB&T—branches and small/large office	Apr. 2003	1,594	18	93
Bank of America—small/large office	June 2003	6,592	5	511

Total		$114,610		$957

(M)	Reflects the historical results of operations for properties under contract. A significant number of the properties that we expect to acquire are being used by the sellers in their own operations and were not historically available for lease or held as rental properties.

Seller	Rental Income	Operating Expense Reimbursements	Other Income	Property Operating Expenses
Wachovia Bank—branches(1)	$—	$—	$—	$97
Wachovia Bank—small office(1)	—	—	—	55
Citigroup—branches(1)	—	—	—	255
Pitney Bowes—KeyBank—branches(3)	—	—	—	—
Pitney Bowes—Bank of America—branches(2)	—	—	—	—
First States Wilmington, L.P.—large office(3)	2,070	1,104	—	1,104

Total	$2,070	$1,104	$—	$1,511

(1)	Bank branch or small office properties used in sellers’ operations prior to our purchase will be substantially vacant as of our acquisition date. If we are unable to lease these vacant properties upon acquisition, we will incur operating expenses without any associated rental revenues. This would have a negative effect on our operating results and cash flows and could result in a write-down in the carrying values of these properties.
(2)	We will enter into an amended and restated net lease agreement with the existing bank tenant. Under the terms of a net lease, the tenant is required to pay all operating expenses of the property.
(3)	We will assume the seller’s existing net lease agreement with the existing bank tenant.

Notes to Pro Forma Consolidated Financial Statements (Unaudited)—(Continued)

(dollar amounts in thousands)

(N)	Reflects the pro forma adjustments to the results of operations for properties under contract. For properties that are subject to new leases that we will enter into with the seller, the rental income reflected is the straightline rent that we will record under the terms of these new lease agreements.

Seller	Rental Income	Operating Expense Reimbursements
Wachovia Bank—branches(1)	$180	$97
Wachovia Bank—small office(1)	154	55
Citigroup—branches(1)	—	—
Pitney Bowes—KeyBank—branches(3)	1,395	—
Pitney Bowes—Bank of America—branches(2)	4,153	—
First States Wilmington, L.P.—large office(3)	—	—

Total	$5,882	$152

(1)	Bank branch or small office properties used in sellers’ operations prior to our purchase will be substantially vacant as of our acquisition date. If we are unable to lease these vacant properties upon acquisition, we will incur operating expenses without any associated rental revenues. This would have a negative effect on our operating results and cash flows and could result in a write-down in the carrying values of these properties.
(2)	We will enter into an amended and restated net lease agreement with the existing bank tenant. Under the terms of a net lease, the tenant is required to pay all operating expenses of the property.
(3)	We will assume the seller’s existing net lease agreement with the existing financial institution tenant.

(O)	Reflects increase in general and administrative expenses as a result of the formation transactions and being a public company:

Compensation expense related to issuance of restricted shares	$2,377
Compensation expense related to outperformance plan	2,391	(1)
Additional marketing expenses	800
Compensation expense related to new employees	760
Other expenses	116

Total	$6,444

(1)	Amount is based on the criteria set forth in our outperformance plan. This estimate assumes a dividend yield comparable to our historical amounts on an annualized basis and reflects an initial public offering share price of $12.50.

(P)	Reflects depreciation expense on properties under contract. Depreciation expense is calculated using a 40 year life for buildings and permanent structural improvements and a seven year life for non-structural components such as heating and ventilation equipment, carpeting, lighting fixtures, electrical systems, etc.

Seller	Buildings and Improvements	Equipment and Fixtures	Depreciation Expense
Wachovia Bank—branches	$3,268	$537	$79
Wachovia Bank—small office	2,248	370	55
Citigroup—branches	10,016	1,647	243
Pitney Bowes—KeyBank—branches	20,261	3,077	600
Pitney Bowes—Bank of America—branches	57,716	8,695	1,994
First States Wilmington, L.P.—large office	35,458	5,483	1,020

Total	$135,088	$20,814	$3,991

Notes to Pro Forma Consolidated Financial Statements (Unaudited)—(Continued)

(dollar amounts in thousands)

(Q)	Reflects amortization expense on intangible assets recorded for properties under contract. The value of in-place leases and the fair value of above-market leases are amortized on a straightline basis over the respective lease terms. The value of customer relationships is amortized on a straightline basis over the respective lease terms plus fixed lease renewal periods.

Seller	Intangible Assets	Amortization Period	Amortization Expense
Pitney Bowes—KeyBank—branches	$2,183	9	$61
Pitney Bowes—Bank of America—branches	7,442	6	310
First States Wilmington, L.P.—large office	2,558	8	80

Total	$12,186		$451

(R)	Reflects adjustment to minority interest as a result of the issuance of additional units of our operating partnership to us in exchange for our contribution of the net proceeds of our initial public offering to our operating partnership. As a result of the offering, minority interest in our operating partnership decreased from 9.49% to 3.97%.

(c) Exhibits.

N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN FINANCIAL REALTY TRUST

By:	/s/ EDWARD J. MATEY JR.
Edward J. Matey Jr. Senior Vice President and General Counsel

Dated: September 15, 2003